NAME OF REGISTRANT:
Franklin Limited Duration Income Trust
File No. 811-21357

EXHIBIT ITEM: Copies of any material amendments to the registrant's charter or by-laws

Amendment Dated December 13, 2018
to the By-Laws of
Franklin Limited Duration Income Trust
Dated June 19, 2003

WHEREAS, Article VIII, Section 2 of the By-Laws provides that the By-Laws may be amended by the Board of Trustees; and WHEREAS, by resolution dated December 13, 2018, the Board authorized the By-Laws to be amended as set forth below.
NOW, THEREFORE, the By-Laws are hereby amended as follows:
The first sentence of the second paragraph of Article II,
Section 5 is replaced in its entirety with the following:
When any Shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than one hundred twenty (120) days after the date of the original meeting, in which case, notice shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II.
Adopted and approved as of December 13, 2018 pursuant to authority delegated by the Board.


/s/ Navid J. Tofigh
Navid J. Tofigh
Vice President and Assistant Secretary